UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02809
                                   811-10095

Name of Fund: Merrill Lynch Value Opportunities Fund, Inc.
              Master Value Opportunities Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 09/30/05

Item 1 - Report to Stockholders

                                Merrill Lynch
                                Value Opportunities
                                Fund, Inc.

Semi-Annual Report
September 30, 2005

Merrill Lynch Value Opportunities Fund, Inc.

Portfolio Information as of September 30, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Emdeon Corp. ..............................................                 3.0%
Convergys Corp. ...........................................                 2.9
Conseco, Inc. .............................................                 2.1
Tech Data Corp. ...........................................                 2.0
Triumph Group, Inc. .......................................                 1.9
Medicis Pharmaceutical Corp. Class A ......................                 1.9
King Pharmaceuticals, Inc. ................................                 1.9
Protective Life Corp. .....................................                 1.7
The Colonial BancGroup, Inc. ..............................                 1.7
First Midwest Bancorp, Inc. ...............................                 1.6
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Commercial Banks ..........................................                 7.0%
IT Services ...............................................                 5.5
Oil & Gas & Consumable Fuels ..............................                 5.3
Insurance .................................................                 5.3
Electronic Equipment & Instruments ........................                 4.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Percent of Total
Sector Weightings                                                    Investments
--------------------------------------------------------------------------------
Financials ................................................                18.7%
Information Technology ....................................                18.5
Industrials ...............................................                14.0
Consumer Discretionary ....................................                10.5
Health Care ...............................................                 9.5
Energy ....................................................                 7.9
Materials .................................................                 3.3
Consumer Staples ..........................................                 2.5
Other* ....................................................                15.1
--------------------------------------------------------------------------------
* Includes portfolio holdings in exchange traded funds, warrants and short-term investments.

      For Trust compliance purposes, the Trust's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
R. Elise Baum, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


2      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                             6-month     12-month
=======================================================================================
U.S. equities (Standard & Poor's (S&P) 500 Index)                   +5.02%      +12.25%
---------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                        +9.21%      +17.95%
---------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)     +9.26%      +25.79%
---------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                 +2.31%      + 2.80%
---------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)      +2.80%      + 4.05%
---------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)      +2.82%      + 6.31%
---------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director/Trustee


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005      3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its benchmark and the Lipper Small Cap Value Funds average for the period, benefiting from favorable sector allocations and successful stock selection.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2005, Merrill Lynch Value Opportunities Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.84%, +11.46%, +11.40%, +12.03% and +11.71%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outpaced the +9.21% return of the benchmark Russell 2000 Index and the +7.40% average return of the Lipper Small Cap Value Funds category for the six-month period. (Funds in this Lipper category seek long-term growth of capital by investing in small capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

After retreating during the first calendar quarter of 2005, small cap equities staged a strong advance during the six-month period, bolstered by better-than-expected corporate earnings and healthy consumer confidence. The Russell 2000 Index's six-month return of +9.21% outpaced the +5.02% return of the large cap Standard & Poor's 500 Index.

What factors most influenced Fund performance?

The Fund's strong performance is attributed to a combination of favorable sector positioning and good stock selection.

The second quarter earnings season was favorable for the Fund's investments. A number of our large health care positions performed well. King Pharmaceuticals, Inc. a maker of generic and brand-name prescription drugs, was the top-performing stock in the portfolio for the six-month period. Another health care name, Emdeon Corp., also contributed favorably to Fund results. Formerly known as WebMD Corp., Emdeon is a provider of health care connectivity solutions. The company's decision to conduct an initial public offering (IPO) for part of its Internet portal business led to sharp stock price appreciation. The IPO for the portal business, known as WebMD Health Corp., was greeted with investor enthusiasm. We hold positions in both Emdeon and WebMD Health.

We also saw outstanding performance from holdings in the industrials sector. Many of our positions, especially those in the engineering and construction industry, performed well as customers in the thriving energy sector boosted their spending intentions. Engineering and construction companies such as Fluor Corp., URS Corp. and Tetra Tech, Inc. further benefited from rebuilding efforts in the Gulf Coast region. Our top performer in the industrials sector, however, was Administaff, Inc., a provider of benefits and payroll administration to small- and medium-sized businesses. Shares of Administaff surged on higher reported earnings and improved growth prospects as the company gained from a tighter labor market and lower benefits costs.

With respect to sector positioning, the Fund benefited from an overweight position in the strong-performing energy sector and an underweight position in the weak consumer discretionary sector. The Fund's top-performing sector over the past six months was energy, an area that continues to benefit from record-high energy prices, tight supply and increased merger-and-acquisition activity. Good selection in information technology stocks also boosted Fund results for the period.

Stocks that most detracted from performance during the six-month period included Foot Locker, Inc., a leading retailer of athletic shoes and apparel. Foot Locker shares fell on poor operating results in Europe; Convergys Corp., a provider of business support services, declined on continued concerns about a large customer; and Smurfit-Stone Container Corp., a container board and paper company, fell on deteriorating paper prices. We retained our positions in Foot Locker and Convergys, but eliminated Smurfit-Stone from the portfolio.

What changes were made to the portfolio during the period?

Most portfolio activity during the past six months occurred in the industrials sector. After sharp share price appreciation in several of our engineering and construction stocks, we began to take profits. Notably, we liquidated our position in Fluor Corp., a global engineering and construction firm. We also took the opportunity to lock in gains in Administaff, Inc., liquidating the Fund's entire position as the stock surpassed our most optimistic internal price targets.


4      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

With the proceeds from construction stock sales, we added investments in the transportation industry. Among the new additions was JB Hunt Transport Services Inc., a leading provider of trucking and inter-modal services. JB Hunt is able to pass higher energy prices on to its customers through surcharges, and the industry has been disciplined about capacity additions. We also purchased transportation logistics provider Ryder System Inc. for similar fundamental reasons. Both companies have sizeable corporate stock purchase plans underway. Coupled with improving fundamentals, large corporate repurchase plans are often an indication that the company's stock is undervalued.

We trimmed our overweighting in the energy sector as oil and gas prices surged in the aftermath of Hurricane Katrina. We eliminated our positions in Diamond Offshore Drilling, Inc., an offshore drilling company and Spinnaker Exploration Co., an oil and gas exploration and production company that was the target of an acquisition by Norwegian energy and aluminum supplier Norsk Hydro. With the proceeds, we sought to gain more exposure to the natural gas segment of the market, where we still see significant upside potential as the winter heating season approaches and supply constraints persist. In particular, we added Cabot Oil & Gas Corp. to the portfolio.

After maintaining an underweight position for some time, we began to see attractive opportunities emerge in the consumer discretionary sector. This prompted us to rebuild positions in restaurant stocks with the purchase of Ryan's Restaurant Group, Inc. and Bob Evans Farms, Inc. In the health care sector, we sold shares of Human Genome Sciences Inc., before the release of disappointing trial results, and purchased shares of Regeneron Pharmaceuticals, Inc., which is developing drugs for use in cancer treatment. In the materials sector, we reintroduced a position in Steel Dynamics, Inc. after its valuation again became attractive. In information technology, we swapped several software names, eliminating Parametric Technology Corp. and Compuware Corp., and adding TIBCO Software Inc. and webMethods, Inc.

Sales during the period were motivated as individual stocks appreciated and reached our internal price targets. However, several of our holdings were eliminated based on corporate acquisition activity that occurred during the six-month period. The Fund's biggest name in the defense category, Titan Corp., was acquired by L-3 Communications Corp.; freight carrier USF Corp. was acquired by Yellow Roadways Corp.; software provider Ascential Software Corp. was acquired by IBM; software provider E.piphany, Inc. was acquired by SSA Global Technologies, Inc.; online advertising company DoubleClick Inc. was taken private by an investment firm; and, as mentioned previously, Spinnaker was targeted by Norsk Hydro.

How would you characterize the portfolio's position at the close of the period?

Relative to the Russell 2000 Index, the portfolio was overweight in the energy and technology sectors and underweight in consumer discretionary, health care and utilities at September 30, 2005. On an absolute basis, the Fund's leading exposures were in financial services (20.5% of net assets), technology (20.1%), and industrials (15.3%).

Although the rapid pace of merger-and-acquisition activity has helped to prolong the outperformance of small cap stocks, we believe a more cautious approach is prudent at this point in the economic cycle. We are concerned that further meaningful outperformance of very small companies is unsustainable. Having said that, the portfolio ended the period with an average market capitalization slightly below the level from just six months ago. This is primarily the result of our trimming of some of the Fund's strongest-performing stocks and several individual transactions executed based on valuation measures that in total reduced the average market cap of the portfolio. Should small cap stocks experience another year-end rally, we believe the Fund is well positioned to participate.

R. Elise Baum, CFA
Vice President and Portfolio Manager

October 11, 2005


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005      5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                       6-Month         12-Month        10-Year
As of September 30, 2005                             Total Return    Total Return    Total Return
=================================================================================================
ML Value Opportunities Fund, Inc. Class A Shares*       +11.84%        +18.80%         +293.54%
-------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class B Shares*       +11.46         +17.90          +269.52
-------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class C Shares*       +11.40         +17.84          +263.59
-------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class I Shares*       +12.03         +19.12          +303.38
-------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class R Shares*       +11.71         +18.55          +283.02
-------------------------------------------------------------------------------------------------
Russell 2000(R) Index**                                 + 9.21         +17.95          +145.00
-------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** An unmanaged broad-based Index comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors. Russell 2000 is a registered trademark of the Frank Russell Company.


6      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/05                               +18.80%          +12.56%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                             +10.87           + 9.68
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                              +14.68           +14.07
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/05                                  +17.90%        +13.90%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                +10.02         + 9.75
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                                 +13.96         +13.96
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/05                                  +17.84%        +16.84%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                +10.00         +10.00
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                                 +13.78         +13.78
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/05                               +19.12%          +12.86%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                             +11.15           + 9.95
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                              +14.97           +14.35
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                            Return
================================================================================
One Year Ended 9/30/05                                                   +18.55%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                                 +10.55
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                                                  +14.37
--------------------------------------------------------------------------------


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005      7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                      Beginning           Ending            During the Period*
                                                    Account Value      Account Value         April 1, 2005 to
                                                    April 1, 2005   September 30, 2005      September 30, 2005
==============================================================================================================
Actual
==============================================================================================================
Class A                                                $1,000           $1,118.40                $ 6.74
--------------------------------------------------------------------------------------------------------------
Class B                                                $1,000           $1,114.60                $10.76
--------------------------------------------------------------------------------------------------------------
Class C                                                $1,000           $1,114.00                $10.86
--------------------------------------------------------------------------------------------------------------
Class I                                                $1,000           $1,120.30                $ 5.42
--------------------------------------------------------------------------------------------------------------
Class R                                                $1,000           $1,117.10                $ 8.01
==============================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================
Class A                                                $1,000           $1,018.70                $ 6.43
--------------------------------------------------------------------------------------------------------------
Class B                                                $1,000           $1,014.84                $10.25
--------------------------------------------------------------------------------------------------------------
Class C                                                $1,000           $1,014.79                $10.35
--------------------------------------------------------------------------------------------------------------
Class I                                                $1,000           $1,019.95                $ 5.16
--------------------------------------------------------------------------------------------------------------
Class R                                                $1,000           $1,017.50                $ 7.64
--------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.27% for Class A, 2.03% for Class B, 2.05% for Class C, 1.02% for Class I and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Statement of Assets and Liabilities
                                    Merrill Lynch Value Opportunities Fund, Inc.

As of September 30, 2005
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Investment in Master Value Opportunities Trust (the "Trust"),
                    at value (identified cost--$2,595,450,450) ...........................                        $ 3,048,695,372
                   Prepaid expenses and other assets .....................................                                132,108
                                                                                                                  ---------------
                   Total assets ..........................................................                          3,048,827,480
                                                                                                                  ---------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Distributor ........................................................    $     1,237,911
                      Other affiliates ...................................................          1,126,800
                      Administrative fees ................................................            581,545
                                                                                              ---------------
                   Total liabilities .....................................................                              2,946,256
                                                                                                                  ---------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets ............................................................                        $ 3,045,881,224
                                                                                                                  ===============
=================================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ....................................................                        $     2,431,070
                   Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ....................................................                              3,157,961
                   Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ....................................................                              2,191,387
                   Class I Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ....................................................                              3,668,076
                   Class R Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ....................................................                                105,569
                   Paid-in capital in excess of par ......................................                          2,359,364,093
                   Accumulated investment loss--net ......................................    $    (8,109,182)
                   Undistributed realized capital gains allocated from the Trust--net ....        229,827,328
                   Unrealized appreciation allocated from the Trust--net .................        453,244,922
                                                                                              ---------------
                   Total accumulated earnings--net .......................................                            674,963,068
                                                                                                                  ---------------
                   Net Assets ............................................................                        $ 3,045,881,224
                                                                                                                  ===============
=================================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $670,507,790 and 24,310,702
                    shares outstanding ...................................................                        $         27.58
                                                                                                                  ===============
                   Class B--Based on net assets of $791,906,307 and 31,579,605
                    shares outstanding ...................................................                        $         25.08
                                                                                                                  ===============
                   Class C--Based on net assets of $535,231,022 and 21,913,867
                    shares outstanding ...................................................                        $         24.42
                                                                                                                  ===============
                   Class I--Based on net assets of $1,021,774,230 and 36,680,761
                    shares outstanding ...................................................                        $         27.86
                                                                                                                  ===============
                   Class R--Based on net assets of $26,461,875 and 1,055,690
                    shares outstanding ...................................................                        $         25.07
                                                                                                                  ===============

      See Notes to Financial Statements.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005      9

Statement of Operations             Merrill Lynch Value Opportunities Fund, Inc.

For the Six Months Ended September 30, 2005
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
                   Net investment income allocated from the Trust:
                      Dividends ..........................................................                        $    14,094,787
                      Interest from affiliates ...........................................                                328,210
                      Securities lending--net ............................................                                126,785
                      Expenses ...........................................................                             (7,525,633)
                                                                                                                  ---------------
                   Total income ..........................................................                              7,024,149
                                                                                                                  ---------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                   Account maintenance and distribution fees--Class B ....................    $     3,959,333
                   Administration fees ...................................................          3,714,742
                   Account maintenance and distribution fees--Class C ....................          2,595,340
                   Transfer agent fees--Class I ..........................................          1,226,012
                   Transfer agent fees--Class B ..........................................          1,041,834
                   Account maintenance fees--Class A .....................................            797,758
                   Transfer agent fees--Class A ..........................................            781,872
                   Transfer agent fees--Class C ..........................................            720,631
                   Printing and shareholder reports ......................................             89,050
                   Registration fees .....................................................             63,739
                   Account maintenance and distribution fees--Class R ....................             54,880
                   Professional fees .....................................................             30,205
                   Transfer agent fees--Class R ..........................................             26,807
                   Directors' fees and expenses ..........................................             18,773
                   Other .................................................................             12,355
                                                                                              ---------------
                   Total expenses ........................................................                             15,133,331
                                                                                                                  ---------------
                   Investment loss--net ..................................................                             (8,109,182)
                                                                                                                  ---------------
=================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Trust--Net
---------------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                     Investments--net ....................................................        248,341,232
                     Foreign currency transactions--net ..................................             (5,490)        248,335,742
                                                                                              ---------------
                   Change in unrealized appreciation on investments--net .................                             88,544,043
                                                                                                                  ---------------
                   Total realized and unrealized gain--net ...............................                            336,879,785
                                                                                                                  ---------------
                   Net Increase in Net Assets Resulting from Operations ..................                        $   328,770,603
                                                                                                                  ===============

      See Notes to Financial Statements.


10     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Statements of Changes in Net Assets
                                    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                                For the Six           For the
                                                                                               Months Ended         Year Ended
                                                                                               September 30,         March 31,
Increase (Decrease) in Net Assets:                                                                 2005                2005
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                   Investment loss--net ..................................................    $    (8,109,182)    $   (20,709,608)
                   Realized gain--net ....................................................        248,335,742         205,898,506
                   Change in unrealized appreciation--net ................................         88,544,043         (79,095,105)
                                                                                              -----------------------------------
                   Net increase in net assets resulting from operations ..................        328,770,603         106,093,793
                                                                                              -----------------------------------
=================================================================================================================================
Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                   Realized gain--net:
                      Class A ............................................................        (33,863,805)        (43,952,529)
                      Class B ............................................................        (40,094,818)        (60,980,285)
                      Class C ............................................................        (27,444,844)        (38,412,279)
                      Class I ............................................................        (55,978,648)        (74,900,960)
                      Class R ............................................................         (1,344,689)           (613,903)
                                                                                              -----------------------------------
                   Net decrease in net assets resulting from distributions to shareholders       (158,726,804)       (218,859,956)
                                                                                              -----------------------------------
=================================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from capital share transactions ....       (126,188,324)        (71,827,902)
                                                                                              -----------------------------------
=================================================================================================================================
Redemption Fees
---------------------------------------------------------------------------------------------------------------------------------
                   Redemption fees .......................................................                954              12,341
                                                                                              -----------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...............................         43,856,429        (184,581,724)
                   Beginning of period ...................................................      3,002,024,795       3,186,606,519
                                                                                              -----------------------------------
                   End of period .........................................................    $ 3,045,881,224     $ 3,002,024,795
                                                                                              ===================================
                      * Accumulated investment loss--net .................................    $    (8,109,182)                 --
                                                                                              ===================================

      See Notes to Financial Statements.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     11

Financial Highlights                Merrill Lynch Value Opportunities Fund, Inc.

                                                                                            Class A
                                                           -----------------------------------------------------------------------
                                                           For the Six
                                                           Months Ended                 For the Year Ended March 31,
The following per share data and ratios have been derived  September 30,   -------------------------------------------------------
from information provided in the financial statements.        2005            2005            2004          2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....  $    26.01      $    26.96      $    17.15    $    24.45     $    19.73
                                                           -----------------------------------------------------------------------
               Investment loss--net*** ..................        (.04)           (.10)           (.08)         (.09)          (.07)
               Realized and unrealized gain (loss)--net .        3.09****         .97****        9.89         (6.73)          6.08
                                                           -----------------------------------------------------------------------
               Total from investment operations .........        3.05             .87            9.81         (6.82)          6.01
                                                           -----------------------------------------------------------------------
               Less distributions from realized gain--net       (1.48)          (1.82)             --          (.48)         (1.29)
                                                           -----------------------------------------------------------------------
               Net asset value, end of period ...........  $    27.58      $    26.01      $    26.96    $    17.15     $    24.45
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......       11.84%@           3.77%          57.20%       (28.09%)       31.17%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses** ...............................        1.27%+          1.25%           1.27%         1.33%          1.25%
                                                           =======================================================================
               Investment loss--net .....................        (.28%)+         (.39%)          (.34%)        (.48%)         (.30%)
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .  $  670,508      $  643,904      $  620,193    $  347,736     $  467,733
                                                           =======================================================================
               Portfolio turnover of the Trust ..........       38.03%          74.31%          80.35%        68.27%         54.14%
                                                           =======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Financial Highlights (continued)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                            Class B
                                                           -----------------------------------------------------------------------
                                                           For the Six
                                                           Months Ended                 For the Year Ended March 31,
The following per share data and ratios have been derived  September 30,   -------------------------------------------------------
from information provided in the financial statements.        2005            2005            2004          2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....  $    23.66      $    24.69      $    15.82    $    22.74     $    18.44
                                                           -----------------------------------------------------------------------
               Investment loss--net*** ..................        (.13)           (.27)           (.24)         (.23)          (.22)
               Realized and unrealized gain (loss)--net .        2.82****         .88****        9.11         (6.25)          5.67
                                                           -----------------------------------------------------------------------
               Total from investment operations .........        2.69             .61            8.87         (6.48)          5.45
                                                           -----------------------------------------------------------------------
               Less distributions from realized gain--net       (1.27)          (1.64)             --          (.44)         (1.15)
                                                           -----------------------------------------------------------------------
               Net asset value, end of period ...........  $    25.08      $    23.66      $    24.69    $    15.82     $    22.74
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......       11.46%@          2.96%          56.07%       (28.70%)        30.22%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses** ...............................        2.03%+          2.02%           2.04%         2.10%          2.01%
                                                           =======================================================================
               Investment loss--net .....................       (1.06%)+        (1.17%)         (1.11%)       (1.26%)        (1.04%)
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .  $  791,906      $  809,643      $  951,562    $  640,017     $1,003,961
                                                           =======================================================================
               Portfolio turnover of the Trust ..........       38.03%          74.31%          80.35%        68.27%         54.14%
                                                           =======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     13

Financial Highlights (continued)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                            Class C
                                                           -----------------------------------------------------------------------
                                                           For the Six
                                                           Months Ended                 For the Year Ended March 31,
The following per share data and ratios have been derived  September 30,   -------------------------------------------------------
from information provided in the financial statements.        2005            2005            2004          2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....  $    23.10      $    24.18      $    15.50    $    22.30     $    18.13
                                                           -----------------------------------------------------------------------
               Investment loss--net*** ..................        (.13)           (.27)           (.23)         (.23)          (.23)
               Realized and unrealized gain (loss)--net .        2.74****         .86****        8.91         (6.13)          5.58
                                                           -----------------------------------------------------------------------
               Total from investment operations .........        2.61             .59            8.68         (6.36)          5.35
                                                           -----------------------------------------------------------------------
               Less distributions from realized gain--net       (1.29)          (1.67)             --          (.44)         (1.18)
                                                           -----------------------------------------------------------------------
               Net asset value, end of period ...........  $    24.42      $    23.10      $    24.18    $    15.50     $    22.30
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......       11.40%@          2.95%          56.00%       (28.69%)        30.23%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses** ...............................        2.05%+          2.03%           2.05%         2.12%          2.02%
                                                           =======================================================================
               Investment loss--net .....................       (1.07%)+        (1.18%)         (1.13%)       (1.27%)        (1.11%)
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .  $  535,231      $  524,132      $  539,393    $  334,720     $  504,537
                                                           =======================================================================
               Portfolio turnover of the Trust ..........       38.03%          74.31%          80.35%        68.27%         54.14%
                                                           =======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Financial Highlights (continued)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                            Class I
                                                           -----------------------------------------------------------------------
                                                           For the Six
                                                           Months Ended                 For the Year Ended March 31,
The following per share data and ratios have been derived  September 30,   -------------------------------------------------------
from information provided in the financial statements.        2005            2005            2004          2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....  $    26.28      $    27.22      $    17.27    $    24.58     $    19.81
                                                           -----------------------------------------------------------------------
               Investment loss--net*** ..................          --++          (.04)           (.02)         (.05)          (.01)
               Realized and unrealized gain (loss)--net .        3.13****         .97****        9.97         (6.77)          5.84
                                                           -----------------------------------------------------------------------
               Total from investment operations .........        3.13             .93            9.95         (6.82)          5.83
                                                           -----------------------------------------------------------------------
               Less distributions from realized gain--net       (1.55)          (1.87)             --          (.49)         (1.06)
                                                           -----------------------------------------------------------------------
               Net asset value, end of period ...........  $    27.86      $    26.28      $    27.22    $    17.27     $    24.58
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......       12.03%@          3.99%          57.61%       (27.93%)        31.56%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses** ...............................        1.02%+          1.00%           1.02%         1.07%           .99%
                                                           =======================================================================
               Investment loss--net .....................        (.04%)+         (.15%)          (.09%)        (.24%)         (.03%)
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .  $1,021,774      $1,005,642      $1,072,299    $  607,484     $1,259,688
                                                           =======================================================================
               Portfolio turnover of the Trust ..........       38.03%          74.31%          80.35%        68.27%         54.14%
                                                           =======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Annualized.
++    Amount is less than $(.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     15

Financial Highlights (concluded)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                             Class R
                                                                 ------------------------------------------------------------
                                                                   For the                                     For the Period
                                                                 Six Months             For the Year Ended        February 4,
                                                                    Ended                    March 31,               2003+
The following per share data and ratios have been derived         Sept. 30,         --------------------------   to March 31,
from information provided in the financial statements.              2005               2005            2004          2003
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .....    $    23.80         $    24.93      $    15.87     $    16.12
                                                                 ------------------------------------------------------------
                   Investment loss--net*** ..................          (.06)              (.15)           (.12)            --@@@
                   Realized and unrealized gain (loss)--net .          2.82****            .88****        9.18           (.25)
                                                                 ------------------------------------------------------------
                   Total from investment operations .........          2.76                .73            9.06           (.25)
                                                                 ------------------------------------------------------------
                   Less distributions from realized gain--net         (1.49)             (1.86)             --             --
                                                                 ------------------------------------------------------------
                   Net asset value, end of period ...........    $    25.07         $    23.80      $    24.93     $    15.87
                                                                 ============================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .......       11.71%@               3.53%          57.09%         (1.55%)@
                                                                 ============================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                   Expenses++ ...............................          1.51%*             1.50%           1.52%          1.66%*
                                                                 ============================================================
                   Investment loss--net .....................          (.53%)*            (.61%)          (.59%)         (.65%)*
                                                                 ============================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) .    $   26,462         $   18,703      $    3,160             --@@
                                                                 ============================================================
                   Portfolio turnover of the Trust ..........         38.03%             74.31%          80.35%         68.27%
                                                                 ============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Commencement of operations.
++    Includes the Fund's share of the Trust's allocated expenses.
@     Aggregate total investment return.
@@    Amount is less than $1,000.
@@@   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


16     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Notes to Financial Statements       Merrill Lynch Value Opportunities Fund, Inc.

1. Significant Accounting Policies:

Merrill Lynch Value Opportunities Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities Trust (the "Trust") which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at September 30, 2005 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into an Investment Advisory Agreement with FAM, whereby the Fund may pay a monthly management fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the average daily net assets of the Fund for the first $1 billion; .475% of the daily net assets from $1 billion to $1.5 billion and .45% of the average daily net assets above $1.5 billion. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the management fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the management fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     17

                                    Merrill Lynch Value Opportunities Fund, Inc.

Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................              .25%               --
Class B ................................              .25%              .75%
Class C ................................              .25%              .75%
Class R ................................              .25%              .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 5,941               $78,212
Class I ............................               $   194               $ 2,935
--------------------------------------------------------------------------------

For the six months ended September 30, 2005, MLPF&S received contingent deferred sales charges of $351,644 and $22,021 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $126,188,324 and $71,827,902 for the six months ended September 30, 2005 and the year ended March 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended September 30, 2005                          Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,182,761       $  58,126,383
Automatic conversion of shares .........            903,867          24,289,199
Shares issued to shareholders in
   reinvestment of distributions .......          1,188,629          32,104,860
                                              ---------------------------------
Total issued ...........................          4,275,257         114,520,442
Shares redeemed ........................         (4,723,238)       (125,450,891)
                                              ---------------------------------
Net decrease ...........................           (447,981)      $ (10,930,449)
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,228,570       $ 160,460,362
Automatic conversion of shares .........          1,600,696          41,149,466
Shares issued to shareholders in
   reinvestment of distributions .......          1,714,044          41,587,287
                                              ---------------------------------
Total issued ...........................          9,543,310         243,197,115
Shares redeemed ........................         (7,786,984)       (200,430,174)
                                              ---------------------------------
Net increase ...........................          1,756,326       $  42,766,941
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended September 30, 2005                          Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,327,991       $  56,066,796
Shares issued to shareholders in
   reinvestment of distributions .......          1,540,343          37,877,054
                                              ---------------------------------
Total issued ...........................          3,868,334          93,943,850
                                              ---------------------------------
Automatic conversion of shares .........           (994,057)        (24,289,199)
Shares redeemed ........................         (5,509,655)       (132,657,132)
                                              ---------------------------------
Total redeemed .........................         (6,503,712)       (156,946,331)
                                              ---------------------------------
Net decrease ...........................         (2,635,378)      $ (63,002,481)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,316,450       $ 148,268,872
Shares issued to shareholders in
   reinvestment of distributions .......          2,573,022          57,177,124
                                              ---------------------------------
Total issued ...........................          8,889,472         205,445,996
                                              ---------------------------------
Automatic conversion of shares .........         (1,752,553)        (41,149,466)
Shares redeemed ........................        (11,454,692)       (268,628,432)
                                              ---------------------------------
Total redeemed .........................        (13,207,245)       (309,777,898)
                                              ---------------------------------
Net decrease ...........................         (4,317,773)      $(104,331,902)
                                              =================================


18     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Notes to Financial Statements (concluded)
                                    Merrill Lynch Value Opportunities Fund, Inc.

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended September 30, 2005                          Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,844,783       $  43,342,953
Shares issued to shareholders in
   reinvestment of distributions .......          1,049,937          25,145,996
                                              ---------------------------------
Total issued ...........................          2,894,720          68,488,949
Shares redeemed ........................         (3,670,724)        (85,995,043)
                                              ---------------------------------
Net decrease ...........................           (776,004)      $ (17,506,094)
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          5,045,226       $ 115,757,806
Shares issued to shareholders in
   reinvestment of distributions .......          1,627,214          35,309,619
                                              ---------------------------------
Total issued ...........................          6,672,440         151,067,425
Shares redeemed ........................         (6,287,728)       (144,155,903)
                                              ---------------------------------
Net increase ...........................            384,712       $   6,911,522
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended September 30, 2005                          Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,947,986       $  79,009,798
Shares issued to shareholders in
   reinvestment of distributions .......          1,929,753          52,605,065
                                              ---------------------------------
Total issued ...........................          4,877,739         131,614,863
Shares redeemed ........................         (6,456,672)       (172,982,300)
                                              ---------------------------------
Net decrease ...........................         (1,578,933)      $ (41,367,437)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         10,043,727       $ 261,511,800
Shares issued to shareholders in
   reinvestment of distributions .......          2,895,059          70,843,252
                                              ---------------------------------
Total issued ...........................         12,938,786         332,355,052
Shares redeemed ........................        (14,073,876)       (365,025,967)
                                              ---------------------------------
Net decrease ...........................         (1,135,090)      $ (32,670,915)
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended September 30, 2005                          Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            381,821       $   9,306,306
Shares issued to shareholders in
   reinvestment of distributions .......             54,584           1,340,578
                                              ---------------------------------
Total issued ...........................            436,405          10,646,884
Shares redeemed ........................           (166,693)         (4,028,747)
                                              ---------------------------------
Net increase ...........................            269,712       $   6,618,137
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended March 31, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            893,962       $  21,064,961
Shares issued to shareholders in
   reinvestment of distributions .......             27,094             608,284
                                              ---------------------------------
Total issued ...........................            921,056          21,673,245
Shares redeemed ........................           (261,821)         (6,176,793)
                                              ---------------------------------
Net increase ...........................            659,235       $  15,496,452
                                              =================================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

4. Capital Loss Carryforward:

On March 31, 2005, the Fund had a net capital loss carryforward of $216,397 all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     19

Schedule of Investments                         Master Value Opportunities Trust

               Shares
                 Held      Common Stocks                                                                           Value
=============================================================================================================================
Aerospace & Defense--2.0%
               15,400      Curtiss-Wright Corp.                                                                $      950,334
            1,585,500      Triumph Group, Inc. (a)(e)                                                              58,933,035
                                                                                                               --------------
                                                                                                                   59,883,369
=============================================================================================================================
Air Freight & Logistics--0.6%
              517,300      Ryder System, Inc. (d)                                                                  17,702,006
=============================================================================================================================
Auto Components--0.5%
              584,100      American Axle & Manufacturing Holdings, Inc.                                            13,481,028
              179,500      Cooper Tire & Rubber Co.                                                                 2,740,965
                                                                                                               --------------
                                                                                                                   16,221,993
=============================================================================================================================
Biotechnology--1.8%
            1,000,900      Applera Corp.--Celera Genomics Group (d)(e)                                             12,140,917
              236,600      Cephalon, Inc. (d)(e)                                                                   10,982,972
            2,242,159      Maxygen, Inc. (a)(e)                                                                    18,587,498
            1,176,550      Neurogen Corp. (e)                                                                       8,094,664
               41,227      Regeneron Pharmaceuticals, Inc. (e)                                                        391,244
            1,514,890      Vical, Inc. (a)(e)                                                                       7,453,259
                                                                                                               --------------
                                                                                                                   57,650,554
=============================================================================================================================
Capital Markets--1.8%
            1,987,000      Janus Capital Group, Inc. (d)                                                           28,712,150
              929,500      WP Stewart & Co. Ltd.                                                                   20,746,440
              265,800      Waddell & Reed Financial, Inc. Class A                                                   5,145,888
                                                                                                               --------------
                                                                                                                   54,604,478
=============================================================================================================================
Chemicals--0.5%
              666,600      Valspar Corp.                                                                           14,905,176
=============================================================================================================================
Commercial Banks--6.9%
               94,600      Banner Corp.                                                                             2,520,144
            2,260,200      The Colonial BancGroup, Inc.                                                            50,628,480
               25,600      Columbia Banking System, Inc.                                                              671,488
              534,200      Compass Bancshares, Inc.                                                                24,482,386
              229,800      First Merchants Corp.                                                                    5,935,734
            1,345,200      First Midwest Bancorp, Inc.                                                             50,095,248
              286,100      Mid-State Bancshares                                                                     7,870,611
            1,866,245      Old National Bancorp                                                                    39,601,719
              239,750      Sterling Financial Corp.                                                                 5,406,362
              690,400      Susquehanna Bancshares, Inc.                                                            16,597,216
              365,000      Texas Capital Bancshares, Inc. (e)                                                       7,719,750
                                                                                                               --------------
                                                                                                                  211,529,138
=============================================================================================================================
Commercial Services & Supplies--4.0%
            1,815,100      Allied Waste Industries, Inc. (e)                                                       15,337,595
              468,500      Ambassadors International, Inc.                                                          6,563,732
              736,984      CBIZ, Inc. (e)                                                                           3,758,618
               82,600      Central Parking Corp.                                                                    1,234,870
            1,145,500      Cornell Cos., Inc. (a)(e)                                                               16,850,305
              585,600      Corrections Corp. of America (e)                                                        23,248,320
               52,700      Heidrick & Struggles International, Inc. (e)                                             1,706,426
              120,300      Korn/Ferry International (e)                                                             1,971,717
              990,300      NCO Group, Inc. (e)                                                                     20,459,598
              764,200      Spherion Corp. (e)                                                                       5,807,920
            1,409,400      Tetra Tech, Inc. (d)(e)                                                                 23,706,108
                                                                                                               --------------
                                                                                                                  120,645,209
=============================================================================================================================
Communications Equipment--3.4%
              886,750      Belden CDT, Inc.                                                                        17,229,553
            2,177,100      CommScope, Inc. (a)(d)(e)                                                               37,750,914
            4,696,672      Tellabs, Inc. (e)                                                                       49,408,989
                                                                                                               --------------
                                                                                                                  104,389,456
=============================================================================================================================
Construction & Engineering--1.7%
              959,700      Dycom Industries, Inc. (e)                                                              19,405,134
              885,300      McDermott International, Inc. (e)                                                       32,410,833
                                                                                                               --------------
                                                                                                                   51,815,967
=============================================================================================================================
Construction Materials--0.6%
              233,600      Martin Marietta Materials, Inc.                                                         18,328,256
=============================================================================================================================
Diversified Consumer Services--0.1%
              230,600      Corinthian Colleges, Inc. (e)                                                            3,060,062
=============================================================================================================================
Diversified Financial Services--0.1%
              157,700      Global Cash Access, Inc. (e)                                                             2,223,570
=============================================================================================================================
Electrical Equipment--0.1%
              182,700      General Cable Corp. (e)                                                                  3,069,360
=============================================================================================================================
Electronic Equipment & Instruments--4.6%
            1,008,800      Anixter International, Inc. (d)(e)                                                      40,684,904
            1,766,500      Ingram Micro, Inc. Class A (e)                                                          32,750,910
              745,119      NU Horizons Electronics Corp. (e)                                                        5,394,662
            1,665,900      Tech Data Corp. (e)                                                                     61,155,189
                                                                                                               --------------
                                                                                                                  139,985,665
=============================================================================================================================
Energy Equipment & Services--3.3%
              235,800      FMC Technologies, Inc. (e)                                                               9,929,538
            2,065,600      Key Energy Services, Inc. (e)                                                           30,467,600
              907,000      Maverick Tube Corp. (d)(e)                                                              27,210,000
              955,300      Rowan Cos., Inc.                                                                        33,903,597
                                                                                                               --------------
                                                                                                                  101,510,735
=============================================================================================================================
Food Products--2.8%
            2,747,400      Del Monte Foods Co. (d)(e)                                                              29,479,602
              538,200      The J.M. Smucker Co.                                                                    26,124,228
              969,300      Smithfield Foods, Inc. (e)                                                              28,768,824
                                                                                                               --------------
                                                                                                                   84,372,654
=============================================================================================================================
Health Care Equipment & Supplies--1.0%
              137,407      Utah Medical Products, Inc.                                                              3,354,105
            1,122,220      Wright Medical Group, Inc. (d)(e)                                                       27,696,390
                                                                                                               --------------
                                                                                                                   31,050,495
=============================================================================================================================
Health Care Providers & Services--3.6%
            1,847,100      Hooper Holmes, Inc.                                                                      7,259,103
              358,861      Parexel International Corp. (e)                                                          7,209,517
            8,224,300      WebMD Corp. (e)(g)                                                                      91,125,244
              139,900      WebMD Health Corp. Class A (e)                                                           3,448,395
                                                                                                               --------------
                                                                                                                  109,042,259
=============================================================================================================================
Hotels, Restaurants & Leisure--3.6%
              936,310      Ambassadors Group, Inc. (a)                                                             20,879,713
              934,843      Bob Evans Farms, Inc.                                                                   21,230,284
            4,613,700      La Quinta Corp. (e)                                                                     40,093,053
              793,600      Ruby Tuesday, Inc.                                                                      17,268,736
              952,200      Ryan's Restaurant Group, Inc. (e)                                                       11,112,174
                                                                                                               --------------
                                                                                                                  110,583,960
=============================================================================================================================
Household Durables--0.3%
              435,800      Furniture Brands International, Inc.                                                     7,857,474
               97,500      La-Z-Boy, Inc. (d)                                                                       1,286,025
                                                                                                               --------------
                                                                                                                    9,143,499
=============================================================================================================================


20     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Schedule of Investments (continued)             Master Value Opportunities Trust

               Shares
                 Held      Common Stocks                                                                           Value
=============================================================================================================================
IT Services--5.5%
            2,212,100      The BISYS Group, Inc. (d)(e)                                                        $   29,708,503
            1,545,300      BearingPoint, Inc. (e)                                                                  11,728,827
            6,230,600      Convergys Corp. (e)                                                                     89,533,722
              135,500      Hewitt Associates, Inc. Class A (e)                                                      3,696,440
            1,595,400      Sabre Holdings Corp. Class A                                                            32,354,712
                                                                                                               --------------
                                                                                                                  167,022,204
=============================================================================================================================
Industrial Conglomerates--1.1%
              482,800      Teleflex, Inc.                                                                          34,037,400
=============================================================================================================================
Insurance--5.3%
              144,400      AmerUs Group Co. (d)                                                                     8,284,228
               94,800      American National Insurance                                                             11,292,576
            3,091,700      Conseco, Inc. (d)(e)                                                                    65,265,787
              707,471      Presidential Life Corp.                                                                 12,734,478
            1,264,900      Protective Life Corp.                                                                   52,088,582
              443,000      Scottish Annuity & Life Holdings, Ltd.                                                  10,561,120
                                                                                                               --------------
                                                                                                                  160,226,771
=============================================================================================================================
Internet & Catalog Retail--0.3%
            1,319,145      1-800-FLOWERS.COM, Inc. Class A (e)                                                      9,247,206
=============================================================================================================================
Internet Software & Services--2.5%
            2,995,056      Matrixone, Inc. (a)(e)                                                                  15,753,995
              284,200      SupportSoft, Inc. (e)                                                                    1,432,368
            2,704,293      Vignette Corp. (a)(e)                                                                   43,025,302
            2,415,307      webMethods, Inc. (e)                                                                    17,076,220
                                                                                                               --------------
                                                                                                                   77,287,885
=============================================================================================================================
Machinery--1.6%
              240,100      AGCO Corp. (e)                                                                           4,369,820
            1,336,600      Kaydon Corp.                                                                            37,972,806
              668,000      Wolverine Tube, Inc. (a)(e)                                                              5,010,000
                                                                                                               --------------
                                                                                                                   47,352,626
=============================================================================================================================
Media--2.5%
              555,700      Harte-Hanks, Inc.                                                                       14,687,151
            2,004,900      The Reader's Digest Association, Inc. Class A                                           32,018,253
              804,300      Scholastic Corp. (e)                                                                    29,726,928
                                                                                                               --------------
                                                                                                                   76,432,332
=============================================================================================================================
Metals & Mining--2.6%
              622,350      Gibraltar Industries, Inc.                                                              14,233,144
              729,800      Reliance Steel & Aluminum Co.                                                           38,628,314
              493,300      Steel Dynamics, Inc.                                                                    16,752,468
              487,500      Wheeling-Pittsburgh Corp. (e)                                                            8,155,875
                                                                                                               --------------
                                                                                                                   77,769,801
=============================================================================================================================
Multiline Retail--0.6%
              770,600      Dollar Tree Stores, Inc. (d)(e)                                                         16,683,490
=============================================================================================================================
Oil, Gas & Consumable Fuels--5.4%
              156,600      Cabot Oil & Gas Corp. Class A                                                            7,909,866
              875,200      Denbury Resources, Inc. (e)                                                             44,145,088
              120,600      Houston Exploration Co. (e)                                                              8,110,350
              563,800      Noble Energy, Inc.                                                                      26,442,220
              745,691      Plains Exploration & Production Co. (e)                                                 31,930,489
              573,100      Stone Energy Corp. (e)                                                                  34,982,024
              214,100      Vintage Petroleum, Inc.                                                                  9,775,806
                                                                                                               --------------
                                                                                                                  163,295,843
=============================================================================================================================
Pharmaceuticals--3.8%
            3,764,400      King Pharmaceuticals, Inc. (e)                                                          57,896,472
            1,809,700      Medicis Pharmaceutical Corp. Class A                                                    58,923,832
                                                                                                               --------------
                                                                                                                  116,820,304
=============================================================================================================================
Real Estate--3.0%
              610,700      Brandywine Realty Trust                                                                 18,986,663
              427,900      CarrAmerica Realty Corp.                                                                15,383,005
              811,400      Crescent Real Estate EQT Co.                                                            16,641,814
            1,474,900      Friedman Billings Ramsey Group, Inc. Class A (d)                                        15,029,231
            1,164,693      Trizec Properties, Inc.                                                                 26,857,821
                                                                                                               --------------
                                                                                                                   92,898,534
=============================================================================================================================
Road & Rail--3.1%
            1,153,900      JB Hunt Transport Services, Inc. (d)                                                    21,935,639
            1,909,200      Kansas City Southern (d)(e)                                                             44,503,452
              227,574      Marten Transport Ltd. (e)                                                                5,757,622
            1,655,500      RailAmerica, Inc. (e)                                                                   19,700,450
              208,821      Vitran Corp., Inc. (e)                                                                   3,387,077
                                                                                                               --------------
                                                                                                                   95,284,240
=============================================================================================================================
Semiconductors & Semiconductor Equipment--1.2%
              402,300      Actel Corp. (e)                                                                          5,817,258
            3,942,700      ANADIGICS, Inc. (a)(d)(e)                                                               13,089,764
              177,500      Ikanos Communications, Inc. (e)                                                          2,181,475
              668,500      Mattson Technology, Inc. (e)                                                             5,020,435
              773,200      Zoran Corp. (e)                                                                         11,056,760
                                                                                                               --------------
                                                                                                                   37,165,692
=============================================================================================================================
Software--2.9%
            2,406,043      Agile Software Corp. (e)                                                                17,251,328
              335,600      Aspen Technology, Inc. (e)                                                               2,097,500
              322,600      Atari Inc. (d)(e)                                                                          464,544
              505,700      InterVoice, Inc. (e)                                                                     4,556,357
              480,100      Jack Henry & Associates, Inc.                                                            9,313,940
            1,524,900      NetIQ Corp. (e)                                                                         18,664,776
            2,153,000      Novell, Inc. (e)                                                                        16,039,850
            2,305,171      TIBCO Software, Inc. (e)                                                                19,271,230
                                                                                                               --------------
                                                                                                                   87,659,525
=============================================================================================================================
Specialty Retail--3.5%
            1,688,400      Foot Locker, Inc.                                                                       37,043,496
              982,400      Linens `N Things, Inc. (d)(e)                                                           26,230,080
              622,900      Pier 1 Imports, Inc.                                                                     7,020,083
              656,300      RadioShack Corp.                                                                        16,276,240
              691,800      Talbots, Inc.                                                                           20,698,656
                                                                                                               --------------
                                                                                                                  107,268,555
=============================================================================================================================
Thrifts & Mortgage Finance--3.3%
              212,600      Anchor Bancorp Wisconsin, Inc.                                                           6,267,448
              478,800      Dime Community Bancshares                                                                7,047,936
              288,000      Fidelity Bankshares, Inc.                                                                8,798,400
              132,800      FirstFed Financial Corp. (e)                                                             7,145,968
              454,900      Franklin Bank Corp. (d)(e)                                                               7,346,635
            1,033,400      Sovereign Bancorp, Inc.                                                                 22,776,136
              920,600      Webster Financial Corp.                                                                 41,390,176
                                                                                                               --------------
                                                                                                                  100,772,699
=============================================================================================================================


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     21

Schedule of Investments (concluded)             Master Value Opportunities Trust

               Shares
                 Held      Common Stocks                                                                           Value
=============================================================================================================================
Trading Companies & Distributors--1.2%
              508,550      Applied Industrial Technologies, Inc.                                               $   18,246,774
              877,800      United Rentals, Inc. (e)                                                                17,301,438
                                                                                                               --------------
                                                                                                                   35,548,212
-----------------------------------------------------------------------------------------------------------------------------
                           Total Common Stocks (Cost--$2,384,217,523)--92.7%                                    2,824,491,180
=============================================================================================================================

                           Exchange-Traded Funds
-----------------------------------------------------------------------------------------------------------------------------
              627,200      Financial Select Sector SPDR Fund (d)                                                   18,514,944
              463,500      iShares Dow Jones US Real Estate Index Fund (d)                                         29,789,145
              264,400      iShares Goldman Sachs Natural Resources Index Fund (d)                                  24,152,940
              136,400      iShares Russell 2000 Index Fund (d)                                                      9,046,048
               28,000      iShares Russell Microcap Index Fund                                                      1,424,360
              285,800      iShares S&P SmallCap 600/BARRA Value Index Fund                                         18,294,058
              529,100      iShares S&P SmallCap 600 Index Fund (d)                                                 30,592,562
-----------------------------------------------------------------------------------------------------------------------------
                           Total Exchange-Traded Funds (Cost--$121,956,013)--4.3%                                 131,814,057

                           Warrants (f)
=============================================================================================================================
Capital Markets--1.5%
              856,000      UBS Zero Strike Warrant (expires 3/31/2006)                                             45,821,680
-----------------------------------------------------------------------------------------------------------------------------
                           Total Warrants (Cost--$42,708,459)--1.5%                                                45,821,680
=============================================================================================================================

           Beneficial
             Interest      Short-Term Securities
=============================================================================================================================
         $ 33,162,821      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)                             33,162,821
          290,207,600      Merrill Lynch Liquidity Series, LLC Money Market Series (b)(c)                         290,207,600
-----------------------------------------------------------------------------------------------------------------------------
                           Total Short-Term Securities (Cost--$323,370,421)--10.6%                                323,370,421
-----------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$2,872,252,416*)--109.1%                                                               3,325,497,338

Liabilities in Excess of Other Assets-- (9.1%)                                                                   (276,801,966)
                                                                                                               --------------
Net Assets--100.0%                                                                                             $3,048,695,372
                                                                                                               ==============

(a) Investments in companies (whereby the Trust held 5% or more of the companies outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------------------------------
                                     Net Share         Purchase          Sales             Realized           Dividend
      Affiliate                      Activity            Cost             Cost            Gain (Loss)          Income
      ----------------------------------------------------------------------------------------------------------------
      ANADIGICS, Inc.                    6,660       $    48,915      $   109,440         $   (90,354)            +
      Ambassadors Group, Inc.*         389,255       $   263,447      $   860,836         $ 2,881,016         $139,582
      CommScope, Inc.*              (1,082,800)      $   297,521      $20,335,656         $  (208,235)            +
      Cornell Cos., Inc.              (160,900)      $   370,054      $ 3,007,456         $  (751,036)            +
      E.piphany, Inc.*              (4,079,955)      $ 1,911,246      $17,244,287         $ 2,427,478             +
      Matrixone, Inc.                2,995,056       $14,412,560      $   141,960         $     6,360             +
      Maxygen, Inc.                    311,159       $ 2,349,072      $   106,910         $   (40,388)            +
      Triumph Group, Inc.              (52,700)      $ 3,394,744      $ 6,000,822         $   243,226             +
      Vical, Inc.                      (27,213)      $   138,476      $   550,507         $  (341,282)            +
      Vignette Corp.               (21,543,978)@     $ 3,345,294      $         5         $        (4)            +
      Wolverine Tube, Inc.*           (149,300)      $    10,935      $ 2,270,119         $(1,222,553)            +
      ----------------------------------------------------------------------------------------------------------------

*     No longer an affiliated company as of September 30, 2005.
+     Non-income producing security.
@     Includes returned shares due to a corporate action.
(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Interest
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I                           $22,623,711      $328,210
      Merrill Lynch Liquidity Series, LLC
         Money Market Series                           $41,613,100      $126,785
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.
(e)   Non-income producing security.
(f) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   Effective 10/17/2005, WebMD Corp. changed its name to Emdeon Corp.
* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................  $2,890,544,283
                                                                 ==============
      Gross unrealized appreciation ...........................  $  537,632,785
      Gross unrealized depreciation ...........................    (102,679,730)
                                                                 --------------
      Net unrealized appreciation .............................  $  434,953,055
                                                                 ==============

      For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


22     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Statement of Assets and Liabilities             Master Value Opportunities Trust

As of September 30, 2005
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value
                    (including securities loaned of $280,356,730)
                    (identified cost--$2,298,465,836) ..............................                        $ 2,764,793,133
                   Investments in affiliated securities, at value
                    (identified cost--$573,786,580) ................................                            560,704,205
                   Cash ............................................................                              9,718,167
                   Receivables:
                      Securities sold ..............................................    $    44,133,639
                      Contributions ................................................          7,555,875
                      Dividends ....................................................          1,917,695
                      Interest from affiliates .....................................             91,258
                      Securities lending ...........................................             53,468          53,751,935
                                                                                        ---------------
                   Prepaid expenses ................................................                                 13,640
                                                                                                            ---------------
                   Total assets ....................................................                          3,388,981,080
                                                                                                            ---------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value .......................                            290,207,600
                   Payables:
                      Securities purchased .........................................         41,463,271
                      Withdrawals ..................................................          7,374,992
                      Investment adviser ...........................................          1,095,460
                      Other affiliates .............................................             32,082          49,965,805
                                                                                        ---------------
                   Accrued expenses ................................................                                112,303
                                                                                                            ---------------
                   Total liabilities ...............................................                            340,285,708
                                                                                                            ---------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                   Net assets ......................................................                        $ 3,048,695,372
                                                                                                            ===============
===========================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
                   Investor's capital ..............................................                        $ 2,595,450,450
                   Unrealized appreciation--net ....................................                            453,244,922
                                                                                                            ---------------
                   Net Assets ......................................................                        $ 3,048,695,372
                                                                                                            ===============

      See Notes to Financial Statements.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     23

Statement of Operations                         Master Value Opportunities Trust

For the Six Months Ended September 30, 2005
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                   Dividends (including $139,582 from affiliates and net of
                    $6,147 foreign withholding tax) ................................                        $    14,094,787
                   Interest from affiliates ........................................                                328,210
                   Securities lending--net .........................................                                126,785
                                                                                                            ---------------
                   Total income ....................................................                             14,549,782
                                                                                                            ---------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ........................................    $     7,005,551
                   Accounting services .............................................            296,094
                   Custodian fees ..................................................            102,266
                   Professional fees ...............................................             43,862
                   Trustees' fees and expenses .....................................             28,220
                   Pricing fees ....................................................             15,039
                   Printing and shareholder reports ................................              1,250
                   Other ...........................................................             33,351
                                                                                        ---------------
                   Total expenses ..................................................                              7,525,633
                                                                                                            ---------------
                   Investment income--net ..........................................                              7,024,149
                                                                                                            ---------------
===========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                      Investments (including $2,904,228 from affiliates)--net ......        248,341,232
                      Foreign currency transactions--net ...........................             (5,490)        248,335,742
                                                                                        ---------------
                   Change in unrealized appreciation on investments--net ...........                             88,544,043
                                                                                                            ---------------
                   Total realized and unrealized gain--net .........................                            336,879,785
                                                                                                            ---------------
                   Net Increase in Net Assets Resulting from Operations ............                        $   343,903,934
                                                                                                            ===============

      See Notes to Financial Statements.


24     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Statements of Changes in Net Assets             Master Value Opportunities Trust

                                                                                           For the Six           For the
                                                                                          Months Ended         Year Ended
                                                                                          September 30,         March 31,
Increase (Decrease) in Net Assets:                                                            2005                2005
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..........................................    $     7,024,149     $    10,875,180
                   Realized gain--net ..............................................        248,335,742         205,898,506
                   Change in unrealized appreciation--net ..........................         88,544,043         (79,095,105)
                                                                                        -----------------------------------
                   Net increase in net assets resulting from operations ............        343,903,934         137,678,581
                                                                                        -----------------------------------
===========================================================================================================================
Capital Transactions
---------------------------------------------------------------------------------------------------------------------------
                   Proceeds from contributions .....................................        245,852,236         912,589,367
                   Fair value of withdrawals .......................................       (547,009,390)     (1,233,630,806)
                                                                                        -----------------------------------
                   Net decrease in net assets derived from capital transactions ....       (301,157,154)       (321,041,439)
                                                                                        -----------------------------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets .........................         42,746,780        (183,362,858)
                   Beginning of period .............................................      3,005,948,592       3,189,311,450
                                                                                        -----------------------------------
                   End of period ...................................................    $ 3,048,695,372     $ 3,005,948,592
                                                                                        ===================================

      See Notes to Financial Statements.

Financial Highlights                            Master Value Opportunities Trust

                                                    For the Six                        For the Year Ended
                                                    Months Ended                            March 31,
The following ratios have been derived from         September 30,    ---------------------------------------------------------
information provided in the financial statements.       2005            2005           2004           2003             2002
==============================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------
         Total investment return ................         12.29%@          4.48%         58.26%        (27.31%)+         32.13%
                                                     =========================================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
         Expenses ...............................           .51%*           .50%           .51%           .51%             .52%
                                                     =========================================================================
         Investment income--net .................           .47%*           .35%           .42%           .32%             .44%
                                                     =========================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands)    $3,048,695      $3,005,949     $3,189,311     $1,932,417       $3,248,959
                                                     =========================================================================
         Portfolio turnover .....................         38.03%          74.31%         80.35%         68.27%           54.14%
                                                     =========================================================================

*     Annualized.
+ FAM fully reimbursed the Trust for a loss on a transaction not meeting the Trust's investment guidelines, which had no impact on total return.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     25

Notes to Financial Statements   Master Value Opportunities Trust

1. Significant Accounting Policies:

Master Value Opportunities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Trust securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs certain pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of


26     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Notes to Financial Statements (continued)       Master Value Opportunities Trust

      cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write put and covered call options and purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Trust is considered as a "pass through" entity for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     27

Notes to Financial Statements (concluded)       Master Value Opportunities Trust

days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .50% of the Trust's average net assets not exceeding $1 billion, and ..475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend Trust securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended September 30, 2005, MLIM, LLC received $56,144 in securities lending agent fees.

In addition, MLPF&S received $256,083 in commissions on the execution of Trust security transactions for the Trust for the six months ended September 30, 2005.

For the six months ended September 30, 2005, the Trust reimbursed FAM $35,139 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2005 were $1,123,082,256 and $1,453,527,659, respectively.

4. Short-Term Borrowings:

The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Trust may borrow under the credit agreement to fund Shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended September 30, 2005.


28     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund, trustee of the Master Value Opportunities Trust (the "Trust"), and director or trustee of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreements -- Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement with respect to the Trust and the Fund (together, the "Investment Advisory Agreements") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and/or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust or Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involves the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreements, the Board requests and receives materials specifically relating to the Trust's and the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements, and other relationships with the Trust/Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Trust/Fund portfolio holdings, allocation of Trust/Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Trust's/Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust/Fund.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     29

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's and the Fund's Investment Advisory Agreements in August 2005, the independent
Directors'/Trustees' and Board's review included the following:

The Investment Adviser's Services and Fund Performance -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Trust's/Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and to the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance within the group compared for the one-, three- and five-year periods ended May 31, 2005 was below the median of the group, in the fifth quintile. The Board considered the recently implemented management action plan to improve fund performance, and the improvement in recent performance following implementation of the plan, and concluded that the Fund's improved performance was consistent with renewal of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the investment objectives and strategies of the Trust and the Fund. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. The Board noted that the Investment Adviser has over twenty-five years' experience investing in equity securities, including those of small cap issuers. The Board also noted that the Trust's portfolio manager, Ms. Baum, has more than ten years' experience analyzing and investing in small cap and emerging growth securities. The Board noted that the Investment Adviser has extensive experience in managing the types of investments used by the Trust and concluded that the Trust benefits, and should continue to benefit, from that expertise. The Directors/Trustees based their conclusions on their experience as directors of other open-end investment companies managed by the Investment Adviser that invest in equity securities and on their experience with the security analysis and risk management performed by the Investment Adviser.

Management Fees and Other Expenses -- The Board reviewed the Trust's/Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared the Trust's/Fund's total expenses to those of other, comparable funds. The Board considered the services provided by and the fees charged by the Investment Adviser to other types of clients, such as other mutual funds and off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Trust/Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Trust/Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that the Fund's contractual and actual management fees, as well as its total expenses, were lower than the median fees charged by comparable funds, as determined by Lipper.

Profitability -- The Board considers the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided. The Board also considered the federal court decisions discussing an investment adviser's profitability, and the profitability levels considered to be reasonable in those decisions.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust/Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Fund to participate in these economies of scale. The Board noted that the Trust's/Fund's current management fee rate schedule includes breakpoints that reduce the Trust's/Fund's management fee rate as its assets increase above certain levels and that the Trust's/Fund's assets have reached a level where such breakpoints have become effective


30     MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005

Disclosure of Investment Advisory Agreement (concluded)

and have reduced the management fee rate paid by the Trust/Fund. The Board also considered the Investment Adviser's agreement to waive the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent Directors/Trustees deliberated in executive session, the entire Board, including all of the independent Directors/Trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    SEPTEMBER 30, 2005     31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Infor-mation about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Value Opportunities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10253 -- 9/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities
Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: November 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: November 17, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: November 17, 2005